leases	6 Months Ended
Jun. 30, 2025
leases
leases
19	leases

Maturity analyses of lease liabilities are set out in Note 4(b) and Note 26(j); the period interest expense in respect thereof is set out in Note 9. The additions to, depreciation charges for, and carrying amounts of, right-of-use lease assets are set out in Note 17. We have not currently elected to exclude low-value and short-term leases from lease accounting.

	Three months		Six months
Periods ended June 30 (millions)	2025	2024	2025	2024
Income from subleasing right-of-use lease assets
Co-location sublease revenue included in Operating revenues – service	$12	$5	$16	$9
Other sublease revenue included in Other income (Note 7)	$2	$2	$3	$3
Lease payments [1]	$218	$193	$451	$413

1	In the Consolidated statements of cash flows, the principal component of lease payments is included in Cash provided (used) by financing activities (see Note 31(b)) and the interest component of lease payments is included in Interest paid.